UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2010

Benefit Solutions Outsourcing Corp.

(Exact name of registrant as specified in its charter)

Florida	333-167917	27-2565276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1376 Lead Hill Blvd, Suite 100, Roseville, CA	95661
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	530-306-1365

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

On December 15, 2010, Benefit Solutions Outsourcing Corp., (the “Company”), received a notice from its independent registered public accounting firm, Conner & Associates, PC (“Conner”), that the firm was resigning, effective as of that date citing business reasons.  The Company did not factor into Conner’s decision to resign.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	On December 15, 2010, Conner resigned as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such resignation on December 15, 2010.

iii.

Conner’s audit report on the financial statements of the Company as of May 31, 2010 and for the period May 11, 2010 to May 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.

Since June 3, 2010, the date the Company engaged Conner as the Company’s independent registered public accounting firm in connection with Conner’s audit of the Company's financial statements as of May 31, 2010 and for the period May 11, 2010 to May 31, 2010, and Conner’s review of the Company’s quarterly interim unaudited financial information as of August 31, 2010, and through the date of resignation on December 15, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Conner to make reference in connection with Conner’s opinion to the subject matter of the disagreement.

v.

In connection with the audited financial statements of the Company as of May 31, 2010 and for the period May 11, 2010 to May 31, 2010 through the date of resignation on December 15, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.

The Company provided Conner with a copy of this Current Report on Form 8-K and requested that Conner furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Conner, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

b)	Engagement of New Independent Registered Public Accounting Firm.

As of the date of this Report, the Company’s Board of Directors have not retained an independent registered public accounting firm for the Company’s financial statements going forward. The Company is currently in the process of making a selection of its new independent registered public accounting firm, and will notify its shareholder by way of a subsequent Current Report on Form 8-K at the time when the selection is made.

Item 9.01      Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Conner & Associates, PC, dated December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Benefit Solutions Outsourcing Corp.

Date: December 21, 2010	By: /s/ Jamie Mills Jamie Mills, President